                                                                   Exhibit 10.35


                               SECURITY AGREEMENT


   This Security Agreement (this "Agreement"), dated as of August 31, 2002, is made by and between Danam Acquisition Corp., a Delaware corporation ("Debtor") and Synbiotics Corporation, a California corporation (the "Secured Party"), the holder of a Secured Promissory Note in the original principal amount of $500,000.00 (the "Note").

                                    RECITALS

   A. Debtor has executed and delivered the Note in the aggregate principal amount of $500,000.00 and payable to the order of the Secured Party.

   B. In connection with the Note, Debtor desires to grant a security interest in certain collateral to the Secured Party as set forth herein.

                                    AGREEMENT

   NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

   SECTION 1 Definitions; Interpretation.

      (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

      (b) As used in this Agreement, the following terms shall have the following meanings:

         "Collateral" has the meaning set forth in Section 2.

         "Documents" means this Agreement, the Note and all other certificates, documents, agreements and instruments delivered to the Secured Party under the Note or in connection with the Obligations.

         "Event of Default" has the meaning set forth in Section 8.

         "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

         "Note" has the meaning set forth in the preamble above, as it may be amended, modified, renewed, extended or replaced from time to time.

         "Obligations" means the indebtedness, liabilities and other obligations of Debtor to the Secured Party under or in connection with the Note or any of the other Documents, including, without limitation, all unpaid principal of the Note, all interest accrued thereon, all fees and all other amounts payable by Debtor to the Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "Permitted Lien" means (i) Liens (A) upon or in any property (and proceeds thereof) acquired or held by Debtor or any of its subsidiaries to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property, or (B) existing on such property at the time of its acquisition, provided that the Lien is confined solely to the property (and proceeds thereof) so acquired and improvements thereon; (ii) Liens on assets of Persons which become subsidiaries of Debtor after the date hereof, provided that such Liens existed at the time the respective Persons became subsidiaries of Debtor and were not created in anticipation thereof; and (iii) other Liens which arise in the ordinary course of business and do not materially impair Debtor's ownership or use of the Collateral or the value thereof.

         "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

      (c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

      (d) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

   SECTION 2 Security Interest.

      (a) As security for the payment and performance of the Obligations, Debtor hereby grants to the Secured Party a security interest in all of Debtor's right, title and interest in, to and under all of its personal property, wherever located and whether now existing or owned or hereafter acquired or arising, including all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles, instruments, inventory, investment property, letter-of-credit rights, money and all products, proceeds and supporting obligations of any and all of the foregoing (collectively, the "Collateral"). Notwithstanding the foregoing, except for fixtures (as provided in Section 9-313 of the UCC), such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any asset which would be real property under the law of the jurisdiction in which it is located

      (b) Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

      (c) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 19 hereof.

   SECTION 3 Financing Statements, Etc. Debtor shall execute and deliver to the Secured Party concurrently with the execution of this Agreement, and Debtor hereby authorizes the Secured Party to file (with or without Debtor's signature), at any time and from time to time thereafter, all financing statements, assignments, amendments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to the Secured Party, and take all other action, as the Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of the Secured Party in the Collateral and to accomplish the purposes of this Agreement. Debtor will cooperate with the Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chatter paper. Debtor will join with the Secured Party in notifying any third party who has possession of any Collateral of the Secured Party's security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Party. Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to the Secured Party indicating that the Secured Party has a security interest in the chattel paper.

   SECTION 4 Representations and Warranties. Debtor represents and warrants to the Secured Party that:

      (a) Debtor is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

      (b) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary action of Debtor, and this Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

      (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person which has not been obtained, is required for the due execution, delivery or performance by Debtor of this Agreement, except for any filings necessary to perfect any Liens on any Collateral.

      (d) Debtor's chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in Schedule 1; Debtor's jurisdiction of organization is set forth in Schedule 1; Debtor's exact legal name is as set forth in the first paragraph of this Agreement; and all other locations where Debtor conducts business or Collateral is kept (as of the date of this Agreement) are set forth in Schedule 1.

      (e) Debtor has rights in or the power to transfer the Collateral, and Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

      (f) No control agreements exist with respect to any Collateral.

   SECTION 5 Covenants. So long as any of the Obligations remain unsatisfied, Debtor agrees that:

      (a) Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Secured Party's right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

      (b) Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

      (c) Debtor shall give prompt written notice to the Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business; (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name; (iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (v) any change in its registration as an organization (or any new such registration); or (vi) any change in its jurisdiction of organization; provided that Debtor shall not locate any Collateral outside of the United States nor shall Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

      (d) Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Debtor operates. Upon the request of the Secured Party, Debtor shall furnish to the Secured Party from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Debtor shall also furnish to the Secured Party from time to time upon the request of Secured Party a certificate of Debtor's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect.

      (e) Debtor shall keep separate, accurate and complete books and records with respect to the Collateral, disclosing the Secured Party's security interest hereunder.

      (f) Debtor shall not surrender or lose possession of, sell, lease, rent, or otherwise dispose of or transfer any of the Collateral (other than Collateral subject to a Permitted Lien) or any right or interest therein, except in the ordinary course of business or unless such Collateral is replaced by comparable Collateral of similar value; provided that no such disposition or transfer of Collateral consisting of investment property or instruments shall be permitted while any Event of Default exists.

      (g) Debtor shall keep the Collateral free of all Liens except Permitted Liens.

      (h) Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

      (i) Debtor shall maintain and preserve its legal existence, its rights to transact business and all other material rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Note or any other Document.

      (j) Upon the request of the Secured Party, Debtor shall (except with respect to Collateral subject to a Permitted Lien) (i) immediately deliver to the Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any investment property, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments,
(ii) cause any securities intermediaries to show on their books that the Secured Party are the entitlement holders with respect to any investment property, and/or obtain account control agreements in favor of the Secured Party from such securities intermediaries, in form and substance satisfactory to the Secured Party, with respect to any investment property, as requested by the Secured Party, and (iii) provide such notice, obtain such acknowledgments and take all such other action, with respect to any chattel paper, documents and letter-of credit rights, as the Secured Party shall reasonably specify.

   SECTION 6 Collection of Accounts. Until the Secured Party exercise its rights hereunder to collect the accounts and other rights to payment, Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the accounts and other rights to payment. At the request of the Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by Debtor (other than with respect to Collateral subject to a Permitted Lien) shall be held in trust for the Secured Party and, in accordance with the Secured Party's instructions, remitted to the Secured Party or deposited into account(s) of the Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). At the request of the Secured Party, upon and after the occurrence of any Event of Default, the Secured Party shall be entitled to (other than with respect to Collateral subject to a Permitted Lien) receive all distributions and payments of any nature with respect to any investment property or instruments, and all such distributions or payments received by the Debtor shall be held in trust for the Secured Party and, in accordance with the Secured Party's instructions, remitted to the Secured Party or deposited into account(s) with the Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence of an Event of Default any such distributions and payments with respect to any investment property held in any securities account (other than with respect to Collateral subject to a Permitted Lien) shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, the Secured Party shall have the right (other than with respect to Collateral subject to a Permitted Lien), upon the occurrence of an Event of Default, following prior written notice to the Debtor, to vote and to give consents, ratifications and waivers with respect to any investment property and instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if the Secured Party were the absolute owner thereof; provided that the Secured Party shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

   SECTION 7 Authorization; Secured Party Appointed Attorney-in-Fact. The Secured Party shall have the right to, in the name of Debtor, or in the name of the Secured Party or otherwise, upon notice to but without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints the Secured Party (and any of the Secured Party's officers, employees or agents designated by the Secured Party) as Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Secured Party's security interest in the Collateral (including any notices to or agreements with any securities intermediary); (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; (iii) give notices of control, default or exclusivity (or similar notices) under any account control agreement or similar agreement with respect to exercising control over deposit accounts or securities accounts; and (iv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which the Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Secured Party's security interest therein and to accomplish the purposes of this Agreement. The Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Secured Party, pursuant to clauses (ii), (iii) and (iv). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that the Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

   SECTION 8 Events of Default. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

      (a) Debtor shall fail to pay when due any amount of principal of or interest on the Note or other amount payable hereunder or under the Note or any other Document or in respect of the Obligations.

      (b) Any representation or warranty by Debtor in this Agreement shall prove to have been incorrect in any material respect when made or deemed made.

      (c) Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, the Note or any other Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 45 days from the occurrence thereof.

      (d) An order of relief under any bankruptcy, reorganization or insolvency laws has been entered against Debtor by a court having jurisdiction or Debtor admits in writing its inability to pay its debts generally as they become due, files a petition for relief under any bankruptcy, reorganization or insolvency laws, consents to the filing of a bankruptcy proceeding against it or the appointment of a receiver for itself or for all or substantially all of its property, or a petition in bankruptcy is filed against it or it makes an assignment for the benefit of its creditors.

      (e) Debtor shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), except to the extent expressly permitted by the Note, (ii) suspend its operations other than in the ordinary course of business, or (iii) take any action to authorize any of the actions or events set forth above in this subsection (e).

      (f) Any levy upon, seizure or attachment of any of the Collateral which shall not have been rescinded or withdrawn.

      (g) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 30 days after the occurrence of any such event, Debtor furnishes to the Secured Party evidence reasonably satisfactory to the Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming the Secured Party (or with respect to Collateral subject to a Permitted Lien, the lienholder thereof) as an additional named insured or loss payee).

   SECTION 9 Remedies.

      (a) Upon the occurrence and continuance of any Event of Default, the Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Note or any other Document, all rights and remedies of the Secured Party under the UCC and other applicable laws. Without limiting the generality of the foregoing, (i) the Secured Party may peaceably and without notice enter any premises of Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of the Debtor or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Secured Party may determine; (ii) the Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at any place and time designated by the Secured Party; (iii) the Secured Party may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) the Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to the Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Secured Party. The Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. The Secured Party shall give Debtor such notice of any private or public sales as may be required by the UCC or other applicable law.

      (b) For the purpose of enabling the Secured Party to exercise its rights and remedies under this Section 9 or otherwise in connection with this Agreement, Debtor hereby grants to the Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

      (c) The Secured Party shall not have any obligation to clean up or otherwise prepare the Collateral for sale. The Secured Party has not obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and the Secured Party may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting the Secured Party's rights against Debtor. Debtor waives any right it may have to require the Secured Party to pursue any third Person for any of the Obligations. The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If the Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

      (d) To the extent Debtor uses the proceeds of any of the Obligations to purchase Collateral, Debtor's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

      (e) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of the Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 13 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to the Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

   SECTION 10 Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, or (C) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral, other than claims for violations of law and willful misconduct.

   SECTION 11 Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been (i) delivered by hand; (ii) sent by mail upon the earlier of the date of receipt or five business days after deposit in the mail, first class (or air mail as to communications sent to or from the United States) or (iii) sent by facsimile transmission.

   SECTION 12 No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Secured Party.

   SECTION 13 Costs and Expenses.

      (a) Debtor agrees to pay on demand. All reasonable costs and expenses of the Secured Party, and the reasonable fees and disbursements of the Secured Party, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, in addition to, and not limited by, this subsection (a)(i).

      (b) Any amounts payable to the Secured Party under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in the Note.

   SECTION 14 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, the Secured Party and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Secured Party. Any such purported assignment, transfer, hypothecation or other conveyance by Debtor without the prior express written consent of the Secured Party shall be null and void and of no force or effect. Debtor acknowledges and agrees that in connection with an assignment of, or grant of a participation in, the Obligations the Secured Party may assign, or grant participations in, all or a portion of its rights and obligations hereunder. Upon any assignment of the Secured Party's rights hereunder, such assignee shall have, to the extent of such assignment, all rights of the Secured Party hereunder. Debtor agrees that, upon any such assignment, such assignee may enforce directly, without joinder of the Secured Party, the rights of the Secured Party set forth in this Agreement. Any such assignee shall be entitled to enforce the Secured Party's rights and remedies under this Agreement to the same extent as if it were the original secured party named herein.

   SECTION 15 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

   SECTION 16 Entire Agreement; Amendment. This Agreement together with the Note contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

   SECTION 17 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

   SECTION 18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

   SECTION 19 Termination. Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and the Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to the Secured Party hereunder.

   SECTION 20 Conflicts. In the event of any conflict or inconsistency between this Agreement or the Note, the terms of this Agreement shall control.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                         DEBTOR:

                                         DANAM ACQUISITION CORP.

                                         By:
                                             -----------------------------------
                                             Title:

                                         c/o Drew Scientific Group PLC
                                         Park Road, Barrow In Furness
                                         Cumbria LA14 4QR
                                         United Kingdom
                                         Attn: Michael J. Sipple-Asher
                                         Fax: 011 44 1229 432096

                                         SECURED PARTY:

                                         SYNBIOTICS CORPORATION

                                         By:
                                             --------------------------------

                                         Its:
                                              -------------------------------

                                         11011 Via Frontera
                                         San Diego, CA 92127
                                         Attn: Michael K. Green
                                         Fax: (858) 451-5719

                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                   SCHEDULE 1
                            to the Security Agreement

1.    JURISDICTION OF ORGANIZATION

                Delaware

2.    CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

                178 Christian Street
                Oxford, Connecticut 06478

                [OTHERS, IF ANY, TO BE PROVIDED BY DREW]

3.    OTHER LOCATIONS WHERE DEBTOR CONDUCTS BUSINESS OR COLLATERAL IS KEPT

                [TO BE PROVIDED BY DREW]

                                  Schedule 2-1